SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OF 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 14, 2004

TS&B HOLDINGS INC.
Exact Name of Registrant Specified in Charter

Florida	333-74970	30-0123229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7380 Sand Lake Rd. Suite 500. Orlando, Florida 32819
(Address of Principal Executive Offices) (Zip Code)

(407)-649-8325
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

TS&B HOLDINGS INC.

Item 8.01 OTHER EVENTS

TS&B Holdings, Inc. issues Open letter to shareholders and provides company profile

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 14, 2004 BY: /S/ Charles Giannetto —————————————— Charles Giannetto Corporate Secretary

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99	Company issues Open letter to Shareholders and Investors
99.1	Company files profile and summary.